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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      July 12, 1996
                                                      -------------

                          Central Garden & Pet Company
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                          0-20242               68-0275553
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(State or other jurisdiction            (Commission File        (IRS Employer
       of incorporation)                     Number)         Identification No.)


3697 Mt. Diablo Boulevard, Lafayette, California                     94549
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     (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code   (510) 283-4573
                                                     --------------


                                  Inapplicable
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          (Former name or former address if changed since last report)


Exhibit Index located on page 3
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Item 5.  Other Events
         ------------

          On July 12, 1996, Central Garden & Pet Company issued a press release announcing the consummation of the acquisition of Kenlin Pet Supply, Inc., the largest distributor of pet supply products in the eastern United States.

Item 7.   Financial Statement and Exhibits
          --------------------------------

          (a)  Not applicable

          (b)  Not applicable

          (c)  See attached Exhibit Index.

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                                 EXHIBIT INDEX



Number         Exhibit                                    Page Number
- ------         -------                                    -----------

1.1            Press Release dated July 12, 1996.            5

                                       3
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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CENTRAL GARDEN & PET COMPANY



                              By /s/ Robert B. Jones
                                 -------------------------------
                                 Robert B. Jones, Vice President
                                 and Chief Financial Officer

Dated:  July 12, 1996

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